Lease Contract

Lessor: China Academy of Science & Tech Development Ltd. (CASTD)
Address: No.1 High-tech South St, NanShan District, Shenzhen
Post Code:
Agent:
Address:
Post Code:

Lessor: WealthCraft Systems (ShenZhen) Ltd. (WealthCraft)
Address:Room B01,B02, AnLian Plaza, 2222 JianTian Road, FuTian District,SZ Post Code:
Enterprise Register/ID Number:
Agent:
Address:
Post Code:

      This Contract is issued According to ((People's Republic of China Contract
Law)), ((People's Republic of China City Housing Management Law)), ((ShenZhen Housing leasing regulations)) and the details by WealthCraft & CASTD agreement.

1. CASTD rent Room 701,703, Incubator Building, China Academy of Science & Tech Development, No.1 High-tech South Street, NanShan District, ShenZhen, the housing code:4403050070040700004000007 to WealthCraft. Leasing house total building area: 340.09 m^2, total floors: 9

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      Lease Obligee: China Academy of Science & Tech Development Ltd ; Real
      estate Certification Name / No: Shen Gui Jian Xu Zi No. [2002]N085

2. The Rent fee per month per Square Meet is RMB 40.00 . Total monthly Rent fee is RMB 13,604.00

3. WealthCraft should pay the first rent fee before Feb.10,2009 , amount of RMB 19,499.00 .

4.    WealthCraft should:
      |X| Before 10th of every month
      |_| Before ___ date ___ month of every quarter
      |_| Before ___date ___ month of every half year
      |_| Before ___ date ___month of every year
      Pay the rent fee to CASTD; CASTD should issue the invoice to WealthCraft when receiving the rent.

      (Mark |X| to choose above four payment types by the compromising of CASTD & WealthCraft)

5.    The Rental Period from Jan.13th ,2009 to Jan.12th ,2010
      The Period above should not exceed the Land-Use life, which is invalid for the exceeded period.

6.    Use for Rental: Plant
      If WealthCraft use the house for other purposes, should get the written permission from CASTD, and apply for housing using change to the department of housing management according to the relevant law & regulations

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7.    CASTD should deliver the house to WealthCraft before Dec.31st ,2008 and transact the relevant procedures.
      If CASTD deliver the house to WealthCraft later than above time, WealthCradft can request to postpone the valid period of the contract. CASTD & WealthCraft should sign to confirm and record in The Contract Authority.

8. When delivery the house, CASTD & WealthCraft should confirm and list in attached according to the current condition, subsidiary property of the house.

9. When CASTD deliver the house, can charge WealthCraft __/__ months rent for lease deposit, RMB 38,090.00
      CASTD should issue the invoice to WealthCraft when receiving the deposit. The condition for refund the deposit:
      1.___See Attached_____ ______________________________
      2.__________________________________________________________
      3.__________________________________________________________
      |_| Satisfy one of them.
      |_| Satisfy all
      (check |X| to choose the two manner)
      One of the below condition occurs, CASTD will not refund the deposit:
      1.__________________________________________________________
      2.__________________________________________________________
      3.__________________________________________________________

10. During the period of rent, CASTD should pay the land-use fee and the tax according to housing rent, housing rental management fee, __/__ fee; WealthCraft should pay the utility fee, cleaning fee, management fee, RMB24/m^2 air condition using fee and other expenses result in using the house on time.

11. CASTD should make sure that the delivered house and its subsidiary facilities can achieve the purpose for lease, and its security is consistent with the provisions of the relevant laws, regulations and statutes.
      WealthCraft have the right to request the compensation Because of CASTD's default which has taken the personal / property damage to WealthCraft in the rental house.

12. WealthCraft should use the rental house and its subsidiary facilities reasonably, and should not use the house to engage contraband; CASTD should not disturb / obstruct WealthCraft's natural, reasonable house using.

13. WealthCraft should inform CASTD in time and take effective measures if possibly to prevent more loss when the house appears unsecured, damaged, failure which are not result in WealthCraft's default during use; CASTD should arrange maintenance or consign WealthCraft to maintain in 7 days after get the inform from WealthCraft; WealthCraft is not able to inform CASTD or CASTD doesn't discharge obligation to repair in above period, WealthCraft can take the maintenance instead after record in Contract Authority.
      If the condition is too urgent to be maintained immediately, WealthCraft should arrange the maintenance first and inform to CASTD in time.
      The maintenance expenses related to above two condition (including WealthCraft's repair fees and the reasonable fees which is to prevent more loss) should be paid by CASTD. WealthCraft pay the relevant expenses if he doesn't fulfill his obligation which is mention in above, doesn't inform CASTD in time, doesn't take effective measures if possible to take more loss.

14. WealthCraft should inform CASTD in time and take charge in maintenance or compensation when the house appears unsecured, damaged, failure which are result in WealthCraft's wrong or unreasonable use. CASTD can arrange the maintenance after record in Contract Authority as WealthCraft doesn't maintain or compensate, the maintenance fee should be paid by WealthCraft.

15. During the valid period of the contract, CASTD & WealthCraft should sign another contract if one of them need to rebuild, ex-build, decorate the house.
      Above condition should be approval by relevant department before going along.

16.
      |_| During the period of leasing, WealthCraft can sublet the house to others totally or partly and register in Leasing management department, the period of subletting should not be longer than the contract item.
      |_| With the agreement of CASTD, WealthCraft can sublet the house to others totally or partly and register in Leasing management department, the period of subletting should not be longer than the contract item.
      |X| During the period of leasing, WealthCraft should not sublet the house to others totally or partly.
            (Mark |X| to choose after compromising by CASTD & WealthCraft)

17. During the valid period of the contract, CASTD should inform WealthCraft by written notice if CASTD need to transfer the property right of the leasing house, WealthCraft can take the preemption under the same condition.
      SASTD have the responsibility to inform the third party who has the new property right of the leasing house to go through this contract

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18.   During the valid period, the contract can be terminated or altered by one of the below conditions
      18.1. Contract is unable to be fulfilled by Force majeure
      18.2. The Leasing house is confiscated, bought, taken back, dismantled by The Government.
      18.3. CASTD & WealthCraft compromised.

19.      One of the below conditions occurred, CASTD could:
      |X| Apply for compensation to WealthCraft.
      |X| Hold the deposit
      |_| WealthCraft pay the penalty RMB __/__.
           (Mark |X| after compromising by CASTD & WealthCraft)
      19.1. WealthCraft delay the rent fee more than 30 days.
      19.2. CASTD probably loss the expenses more than RMB19,045.00 as WealthCraft's delay.
      19.3. WealthCraft engage contraband, which harm the interest of public and others.
      19.4. WealthCraft change the configuration or use of the leasing house.
      19.5. The house or its facility are seriously damaged as WealthCraft go against Article 14, doesn't take the responsibility of maintenance and its expenses.
      19.6. WealthCraft decorate the leasing house without the approval of CASTD and other relevant department.
      19.7. WealthCraft sublet the house to the third party without approval. CASTD can also terminate or change the contract besides investigate the liabilities of damage, compensation and broken.

20.   One of the below conditions occurred, CASTD could:
      |X| Apply for compensation to CASTD.

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      |X| Apply for the refund of deposit doubly.
      |_| CASTD pay the penalty RMB __/__
      (Mark |X| to choose after compromising by CASTD & WealthCraft)
      20.1. CASTD late deliver the house more than 30 days.
      20.2. CASTD against Article 11 that WealthCraft can't achieve the purpose for leasing.
      20.3. CASTD go against Article 13, doesn't take the responsibility of maintenance and its expenses.
      20.4. CASTD rebuild, ex-build, decorate the house without the approval of WealthCraft or other relevant department.
      WealthCraft can also terminate or change the contract besides investigate the liabilities of damage, compensation and broken. (WealthCraft should inform CASTD in written notice and return the house after receiving the compensation.)
      WealthCraft needn't to pay the rent fee during the period from informed by CASTD to receiving the compensation.

21. WealthCraft should return the leasing house in 1 day after the deadline of the contract, and clear up the expenses which should be borne by WealthCraft while going through delivery formality with the house together with its facilities in good condition (except normal deterioration) CASTD have the right to take back the leasing house if WealthCraft is behind with leaving or delivery the house, and charge double rent fee according to the behind part.

22. End the contract term, WealthCraft should apply for renewing in one month if needed, WealthCraft have the priority of reletting on the same condition. CASTD & WealthCraft should re-issue the contract and register in contract management department again.

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23.   CASTD & WealthCraft should perform every Article promised in the contract conscientiously. Who broke the Article should obligate the liability for breach of the contract.

24. CASTD & WealthCraft can sign attached file according to the articles which are not listed in the contract, the signed and chopped attached file has the same efficacy with the contract as a part of it.
      CASTD & WealthCraft should register in the before contract management department when reaching an alteration agreement according to the contract. The registered agreement has the same efficacy with the contract.

25. Any dispute between CASTD & WealthCraft shall be settled by friendly consultation; if failed to be settled by consultation, could apply for Mediation; failed to be mediated, could:
      |X|   Apply for mediation to ShenZhen Mediation committee.
      |_|   Apply for mediation to CIETAC(China International Economic and Trade
            Arbitration Commission) SZ Branck
      |_|   Apply for lawsuit to People's Court
      (Mark |X| to choose after compromising by CASTD & WealthCraft)

26.   The contract is effective on the date of signed.
      CASTD & WealthCraft should register or record in competent departments at higher levels in 10 days after the contract is signed.

27.   The contract takes Chinese version as original.

28. The contract is quadruplication. CASTD keep 1, WealthCraft keep 1, contract record department keep 1, relevant department keep 1.

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CASTD (Sign & Chop):

Legal representative:
Telephone:
Bank Account Number:
Agent: (Sign & Chop):
                                                Date:

WealthCraft (Sign & Chop):

Legal representative:
Telephone:
Bank Account Number:
Agent: (Sign & Chop):

                                                Date:

Register / Record (Sign & Chop):

Contract Register Department (Sign & Chop):

                                                Date::

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                                            Appendix

1. The Leasing period for decoration for free applied by CASTD is from 2008 Year 12 Month 31 Day to 2009 Year 1 Month 12 Day, CASTD charge the rent fee to WealthCraft according the article listed in the contract no matter whether the decoration is done.

2. WealthCraft should submit the decoration scheme to CASTD and get approval, during the decoration, WealthCraft should not destroy the leasing house and its relevant fixed facility, and should compensate to CASTD if destroyed. The property belong to CASTD after decoration which the part of fixed facility and electricity made by WealthCraft will influence the appearance and use of the leasing house, WealthCraft should not attorn or destroy it, and should compensate to CASTD if the use of the house is influenced result in destroy.

3. During the lease, CASTD have the right to cut off the water, electricity or change the lock to press WealthCraft to pay the rent fee on time if WealthCraft delay the rent fee and other expenses more than 30 days. WealthCraft should not charge CASTD for compensation for above condition.

4. End the contract, CASTD should refund all the deposit to WealthCraft if the house is on good condition and all the expenses are released.

5. WealthCraft should inform CASTD before one month for terminate the lease in advance. CASTD will refund 50% of the deposit to WealthCraft if the house is on good condition and all the expenses are released.

6. This appendix is part of the contract, article listed in this appendix is the standard if any dispute.

CASTD (Sign & Chop):                    WealthCraft (Sign & Chop):

Legal representative:                   Legal representative:

Agent:                                  Agent:

Date:                                   Date: